UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 10, 2018

UNITED RENTALS, INC.

UNITED RENTALS (NORTH AMERICA), INC.

(Exact name of registrant as specified in its charter)

Delaware	001-14387	06-1522496
Delaware	001-13663	86-0933835
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

100 First Stamford Place, Suite 700 Stamford, Connecticut	06902
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (203) 622-3131

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01	Entry into a Material Definitive Agreement.

On September 10, 2018, United Rentals, Inc., a Delaware corporation (the “Company” or “URI”) entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Vander Holding Corporation, a Delaware corporation (“Vander Holding”), UR Merger Sub V Corporation (“Merger Sub”), a Delaware corporation and a direct, wholly-owned subsidiary of the Company, and Platinum Equity Advisors, LLC, a Delaware limited liability company, solely in its capacity as the initial Holder Representative thereunder. The Merger Agreement provides that, upon the terms and subject to the conditions set forth therein, Merger Sub will merge with and into Vander Holding (the “Merger”), with Vander Holding as the surviving corporation in the Merger.

Subject to the terms and conditions of the Merger Agreement, at the effective time of the Merger (the “Effective Time”), each share of Vander Holding common stock will be converted into the right to receive a pro rata share of an aggregate purchase price of $2,100,000,000, subject to customary purchase price adjustments as set forth in the Merger Agreement (the “Per Share Merger Consideration”).

The Merger Agreement contains customary representations, warranties and covenants made by Vander Holding, the Company and Merger Sub. Each party has agreed to comply with customary covenants, including covenants by Vander Holding to conduct the business of Vander Holding and its subsidiaries in the ordinary course substantially in accordance with past practice during the interim period between the date of the Merger Agreement and the date of closing of the Merger. URI intends to purchase a buy-side representations and warranties insurance policy, which will be its sole recourse for breaches of Vander Holding’s representations and warranties. The representations and warranties insurance policy will be subject to certain customary retention amounts, exclusions and deductibles.

The completion of the Merger is subject to customary conditions, including, among others (i) the receipt of the written consent of the stockholders holding at least 99.5% of the outstanding shares of Vander Holding common stock, (ii) the absence of any injunction or order prohibiting the consummation of the Merger, (iii) the expiration or termination of the applicable waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended (the “HSR Act”) and (iv) the accuracy of representations and warranties (subject to customary materiality qualifiers) and material compliance with covenants set forth in the Merger Agreement.

Vander Holding and the Company are permitted under certain circumstances to terminate the Merger Agreement, including in the event that, among other things, the Merger is not consummated by December 15, 2018, which date is subject to extension to no later than May 29, 2019 upon written notice of one party to the other in the event all other closing conditions have been met except for the expiration or termination of the waiting period under the HSR Act.

The foregoing description of the Merger Agreement and the transactions contemplated thereby does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Merger Agreement, which is filed as Exhibit 2.1 to this Form 8-K and incorporated herein by reference.

The Merger Agreement is filed as an exhibit to this Current Report on Form 8-K in order to provide information regarding its terms. It is not intended to provide any other factual information about the Company, Vander Holding, or their respective subsidiaries and affiliates. The representations, warranties and covenants contained in the Merger Agreement (i) were made solely for purposes of the Merger Agreement and as of the date of the Merger Agreement, (ii) were solely for the benefit of the parties to the Merger Agreement, (iii) may be subject to qualifications and limitations agreed upon by the parties to the Merger Agreement, including being qualified by confidential disclosures made for the purposes of allocating contractual risk among the parties to the Merger Agreement instead of establishing these matters as facts and (iv) may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to security holders of URI. Investors and security holders of the Company or Vander Holding should not rely on the representations, warranties and covenants or any description thereof as characterizations of the actual state of facts or condition of the Company or Vander Holding. Moreover, information concerning the subject matter of the representations, warranties and covenants may change after the date of the Merger Agreement, which subsequent information may or may not be fully reflected in public disclosures by the Company.

Item 7.01	Regulation FD Disclosure.

On September 10, 2018, URI issued a press release announcing the entry into the Merger Agreement and providing information regarding the Merger Agreement. A copy of the press release is being furnished with this report as Exhibit 99.1 and is incorporated herein by reference.

The information in Item 7.01 of this Form 8-K, including Exhibit 99.1 attached hereto, shall not be deemed filed for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing. The disclosure in this report, including Exhibit 99.1 attached hereto, of any information does not constitute an admission that such information is material.

Cautionary Statement Regarding Forward-Looking Statements

This document contains forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended, and the Private Securities Litigation Reform Act of 1995, known as the PSLRA. Forward-looking statements involve significant risks and uncertainties that may cause actual results to differ materially from such forward-looking statements. These statements are based on current plans, estimates and projections, and, therefore, you should not place undue reliance on them. No forward-looking statement, including any such statement concerning the completion and anticipated benefits of the proposed transaction, can be guaranteed, and actual results may differ materially from those projected. United Rentals undertakes no obligation to publicly update any forward-looking statement, whether as a result of new information, future events or otherwise. Forward-looking statements are not historical facts, but rather are based on current expectations, estimates, assumptions and projections about the business and future financial results of the equipment rental industries, and other legal, regulatory and economic developments. We use words such as “anticipates,” “believes,” “plans,” “expects,” “projects,” “future,” “intends,” “may,” “will,” “should,” “could,” “estimates,” “predicts,” “potential,” “continue,” “guidance” and similar expressions to identify these forward-looking statements that are intended to be covered by the safe harbor provisions of the PSLRA. Actual results could differ materially from the results contemplated by these forward-looking statements due to a number of factors, including, but not limited to, those described in the SEC reports filed by United Rentals, as well as the possibility that (1) United Rentals may be unable to obtain regulatory approvals required for the proposed transaction or may be required to accept conditions that could reduce the anticipated benefits of the acquisition as a condition to obtaining regulatory approvals; (2) the length of time necessary to consummate the proposed transaction may be longer than anticipated; (3) problems may arise in successfully integrating the businesses of United Rentals and Vander Holding, including, without limitation, problems associated with the potential loss of any key employees of Vander Holding; (4) the proposed transaction may involve unexpected costs, including, without limitation, the exposure to any unrecorded liabilities or unidentified issues that we failed to discover during the due diligence investigation of Vander Holding or that are not covered by insurance, as well as potential unfavorable accounting treatment and unexpected increases in taxes; (5) our business may suffer as a result of uncertainty surrounding the proposed transaction, any adverse effects on our ability to maintain relationships with customers, employees and suppliers, or the inherent risk associated with entering a geographic area or line of business in which we have no or limited experience; and (6) the industry may be subject to future risks that are described in the “Risk Factors” section of the Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q and other documents filed from time to time with the SEC by United Rentals. United Rentals gives no assurance that it will achieve its expectations and does not assume any responsibility for the accuracy and completeness of the forward-looking statements. The foregoing list of factors is not exhaustive. You should carefully consider the foregoing factors and the other risks and uncertainties that affect the businesses of United Rentals described in the “Risk Factors” section of the Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q and other documents filed from time to time with the SEC by United Rentals. All forward-looking statements included in this document are based upon information available to United Rentals on the date hereof; and United Rentals assumes no obligations to update or revise any such forward-looking statements. This communication is not intended to be a recommendation to buy, sell or hold securities and does not constitute an offer for the sale of, or the solicitation of an offer to buy securities in any jurisdiction, including the United States. Any such offer will only be made by means of a prospectus or offering memorandum, and in compliance with applicable securities laws.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

2.1	Agreement and Plan of Merger, dated as of September 10, 2018, by and among United Rentals, Inc., UR Merger Sub V Corporation, Vander Holding Corporation and Platinum Equity Advisors, LLC, solely in its capacity as the initial Holder Representative thereunder.

99.1	Press Release of United Rentals, Inc. announcing the entry into the Merger Agreement, dated September 10, 2018.

SIGNATURES

According to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

UNITED RENTALS, INC.

Dated: September 10, 2018	By:	/s/: Craig A. Pintoff
		Name:	Craig A. Pintoff
		Title:	Executive Vice President – Chief Administrative and Legal Officer

UNITED RENTALS (NORTH AMERICA), INC.

	By:	/s/: Craig A. Pintoff
		Name:	Craig A. Pintoff
		Title:	Executive Vice President – Chief Administrative and Legal Officer